                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 333 South Grand Avenue,
28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE ORGANICS, L.P.

Date of Event Requiring Statement: March 3, 2017.

Issuer Name: SunOpta Inc. [STKL]

                           OAKTREE ORGANICS, L.P.

                           By:   Oaktree Fund GP, LLC
                           Its:  General Partner

                           By:   Oaktree Fund GP I, L.P.
                           Its:  Managing Member

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Authorized Signatory

                           OAKTREE FUND GP, LLC

                           By:   Oaktree Fund GP I, L.P.
                           Its:  Managing Member

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Authorized Signatory

                           OAKTREE FUND GP I, L.P.

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Authorized Signatory

                           OAKTREE CAPITAL I, L.P.

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Vice President

                           OCM HOLDINGS I, LLC

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Vice President

                           OAKTREE HOLDINGS, LLC

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Vice President

                           OAKTREE CAPITAL GROUP, LLC

                           By:   Oaktree Capital Group Holdings GP, LLC
                           Its:  Manager

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Vice President

                           OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                           By:   /s/ Jamie Toothman
                                 -----------------------------------------------
                                 Name: Jamie Toothman
                                 Title: Vice President